Exhibit 99.1

Better Cancer Monitoring with Cell-Free DNA February, 2015

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Copyright©2015 Trovagene, Inc. | Confidential 2

Our Goal To Improve Treatment Outcomes with Copyright©2015 Trovagene, Inc. | Confidential 3 Non-invasive Cancer Monitoring Trovagene’s technology non-invasively detects and quantitates circulating tumor DNA in urine and plasma for improved disease management

Company Overview Copyright©2015 Trovagene, Inc. | Confidential 4 Numerous clinical collaborations with leading cancer centers 30+ clinical studies Expanding clinical evidence to support broad market adoption Generating health economic data necessary for appropriate reimbursement CLIA certified, CAP accredited, high complexity lab to offer diagnostic services Precision cancer monitoring technology addresses a high unmet clinical need Enables frequent, non-invasive monitoring of oncogene mutation status, disease progression, and recurrence Significant patent portfolio around cell-free DNA Proprietary methods of extracting, purifying, detecting and quantifying oncogene mutations in cell-free DNA NASDAQ: TROV $180M market cap* Molecular Diagnostic Specialist Focused on Cancer Monitoring Founded in 1999 NASDAQ listing 2012 $31M cash on hand (as of 09/30/14) *fully diluted as of 01/08/15

Experienced Leadership Team

Antonius Schuh PhD
Chief Executive Officer

Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

PhD Pharm. Chem

Mark Erlander PhD
Chief Scientific Officer

BioTheranostics, AviaraDx, Arcturus, J&J, Scripps Research Institute

BS, MS Biochem | PhD Neuroscience

Stephen Zaniboni
Chief Financial Officer

Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

CPA | BS Accounting | MBA

Oanh Dang PhD
VP, Business Development

Sequenom, Gen-Probe, Illumina, Sirius Genomics, Zymeworks

PhD Biomedical Sciences

Janel Dockter
VP, Product Development

Hologic, Gen-Probe, The Scripps Research Institute

BA Microbiology

Vlada Melnikova MD, PhD
VP, Research & Development

Transgenomic, ApoCell, MD Anderson Cancer Center

MD | PhD Biological Engineering

Keith McCormick
VP, Sales/Mktg

BioTheranostics, AviaraDx, Biogen Idec, Schering Plough, Dianon Systems

BBA Marketing | MBA Int'l Business

David Moskowitz RPh
VP, Investor Relations

UBS, FBR, Caris & Co, Roth Capital

BS Pharmacy | MBA Finance

Scientific Advisors
Alberto Bardelli, PhD
Paul Billings, MD, PhD
Charles Cantor, PhD
Carlo M. Croce, MD
Riccardo Dalla-Favera, MD
Brunangelo Falini, MD
K. Peter Hirth, PhD

Board of Directors
Thomas Adams, PhD (Chair)
Paul Billings, MD, PhD
John P. Brancaccio, CPA
Carl B. Feldbaum
Gary S. Jacob, PhD
Rodney Markin, MD, PhD
Antonius Schuh, PhD
Stanley Tennant, MD

Copyright©2015 Trovagene, Inc. | Confidential
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Targeted Therapies for Cancer Therapies are expensive and have side effects Specific for particular biomarkers Response monitoring required Resistance develops Clinical Problem Copyright©2015 Trovagene, Inc. | Confidential 6 Need for Genomic Monitoring Driven by Oncogene mutations and alterations Heterogeneous: Inter-tumor (Distal) New Understanding of Cancer Intra-tumor

Limitations of Current Technology for Cancer Monitoring Copyright©2015 Trovagene, Inc. | Confidential 7 Imaging Tissue biopsy Circulating tumor cells Rough indication of tumor size No molecular information Radiation concerns for younger patients Invasive procedures, often not possible Potential for serious complications Serial biopsies increasingly not feasible Not representative of tumor heterogeneity Not representative of tumor heterogeneity Not informative of tumor dynamics Low clinical sensitivity Technically challenging Traditional blood markers Not representative of tumor heterogeneity Non-specific for cancer Low clinical sensitivity

Significant Market Opportunity Copyright©2015 Trovagene, Inc. | Confidential 8 $12B In 2010 Insufficient Imaging Tools in Oncology Still Yield Huge Market Initial Opportunity for Trovagene 525K Metastatic cancer patients per year 8-10 Imaging procedures received by cancer patient during first year of treatment $5B Potential market Cancer already in advanced state No molecular data delivered Source: BCC Research

ctDNA Emerging as Preferred Analyte to Monitor Cancer

"Cancer is a disease of DNA… defining cancer by what tissue it arose in is going to go by the boards pretty soon."

Dr. Frances Collins, National Institutes of Health (NIH) Director, 'Politics on The Frontier of Science', Wall Street Journal, November 8, 2013

"Circulating tumor DNA levels showed a greater dynamic range, and greater correlation with changes in tumor burden, than did CA 15-3 or circulating tumor cells."

Sarah-Jane Dawson et. al., Analysis of Circulating Tumor DNA to Monitor Metastatic Breast Cancer, NEJM, Vol. 368, No. 12, March 2013

"The **statistically significant correlation between mutational status and treatment response** suggests oncogene mutation monitoring using urinary cell-free DNA can help clinicians rapidly determine responders from non-responders, [to] improve patient outcomes."

Filip Janku M.D., Ph.D et al., 2014 ASCO Annual Meeting Proceedings, a Journal of Clinical Oncology

Sci Transl Med. 2014 Feb 19;6(224):224ra24. N Engl J Med 2013; 368:1199-1209 Sci. Transl. Med. 4, 136ra68 (2012).

Copyright©2015 Trovagene, Inc. | Confidential
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Circulating Tumor DNA (ctDNA) Copyright©2015 Trovagene, Inc. | Confidential 10 Tumor cells Main Advantages of ctDNA Captures intratumor heterogeneity Systemic overview of cancer Frequent sampling options for monitoring applications Different analyte options depending on clinical context

Why Urine? Copyright ©2015 Trovagene, Inc. | Confidential 11 Unlimited Volume Urine ctDNA Plasma ctDNA 3,000 – 15,000 genome equivalent 15,000 – 150,000 genome equivalent Frequency of Testing Completely Non-invasive Convenient

Trovagene Precision Cancer Monitoring (PCM ) Platform Copyright ©2015 Trovagene, Inc. | Confidential 12 Ultra-Sensitive Detection and Quantitative Monitoring 100-1000 fold enrichment ~0.5µg ctDNA/ 100 mL of urine Integration with Commercially Available Platforms Single Molecule Detection Proprietary error rate detection and normalization. ctDNA 4.9 ng/ul gDNA 0.04 ng/ul ctDNA 2.0 ng/ul gDNA 1.4 ng/ul Extraction and Isolation of ctDNA Mutant Allele Enrichment Platform Agnostic Detection and Quantification 59% 92% SM

Patent Portfolio

Patent Families	Patent Term
Concentrating Urine Family	Term to approx. 2035 US provisional app filed
51-110 bp TrNA Family	Term to approx. 2034 PCT filed
Small Footprint Family	Term to approx. 2034 PCT / US nonprovisional app filed
Monitoring Disease Family	Term to approx. 2034 PCT / US nonprovisional app filed
20-50 bp TrNA Family	Term to approx. 2029 US & EU
Anion Exchange Purification Family	Term to approx. 2027 US, EU, Canada
Viral and Pathogen TrNA Families	Term to approx. 2027 US, EU, Canada
TrNA Patent Family	Term 2018 US & EU

Copyright©2015 Trovagene, Inc. | Confidential
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Strategy to Drive Clinical Adoption & Reimbursement

QUALITATIVE	QUANTITATIVE	STANDARD OF CARE

Stage 1
Tumor Status

- Demonstrate concordance of oncogene mutation status between urine and tumor tissue
- **Clinical Utility:** Determine mutational status of actionable biomarkers in urine when a biopsy is not an option. Ex. BRAF, KRAS



$100-$200M Revenue

Stage 2
Tumor Dynamics

- Expand mutational coverage of urine-based actionable oncogene mutations for our PCM platform
- **Clinical Utility:** Quantitatively assess mutational status in urine longitudinally as an indicator of responsiveness to therapy, disease status & emergence of resistance mutations



$500+M Revenue

Stage 3
Improved Patient Outcomes

- Demonstrate in multi-institutional trials that results from urine-based monitoring of actionable mutations increases patient progression-free survival (PFS) & overall survival (OS)
- Demonstrate health economic benefits of non-invasive oncogene mutation monitoring
- **Clinical Utility:** Quantitatively assess patient mutational status in urine longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection



Multi $B Revenue

Copyright©2015 Trovagene, Inc. | Confidential
14

30+ Collaborations to Validate & Integrate our PCM Platform Copyright©2015 Trovagene, Inc. | Confidential 15 Disease Ongoing Pending Protocol in Dev/Approval Under Evaluation Market Size U.S. (# of pts) Lung Cancer (NSCLC) 8 1 — 399,000 Colorectal Cancer 4 3 – 1,154,000 Pancreatic Cancer 3 – 1 42,000 Melanoma 2 4 – 922.000 ECD/LCH 2 – 1 5,000 Brain Cancer 1 1 – 142,000 Prostate Cancer – 1 – 2,618,000 All-Comers, Metastatic Cancers 2 – – 525,000 HPV 2 – 3 Total # of Studies 20 12 5 SM

Increasing Volume of Clinical Study Samples Received Copyright©2015 Trovagene, Inc. | Confidential 16

Clinical Results Presented & Published To Date

2014

Q1

- 4/2014 — **AACR Poster** — Concordant *BRAF*

Q2

- 5/2014 — **Publication** — ***Oncotarget*** — Histiocytic *BRAF*, MD Anderson
- 5/2014 — **Publication** — ***Blood*** — ECD clinical guidelines
- 6/2014 — **2 ASCO Presentations**
  1. Histiocytic *BRAF* MSKCC/MD Anderson
  2. Longitudinal *BRAF* MD Anderson

Q3

- 8/2014 — **NEXTGEN DX SUMMIT** — Oral Presentation, Technology
- 8/2014 — **IPV Meeting** — Poster Presentation, HR-HPV

Q4

- 10/2014 — **Publication** — ***Cancer Discovery*** — Histiocytic *BRAF*

Initial concordance with plasma and tissue

Initial longitudinal data—concordance with imaging

ECD guideline

Copyright©2015 Trovagene, Inc. | Confidential

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Prospective Blinded Study of BRAF V600E Mutation Detection in Cell-Free DNA of Patients with Systemic Histiocytic Disorders[1]

Background

- Erdheim Chester disease (ECD) and Langerhans Cell Histiocytosis (LCH) are histiocytic diseases
- Histiocytic diseases harbor somatic mutations (i.e., BRAF V600E)
- Patients with BRAF V600E mutation respond to BRAF inhibitors
- Histiocytic tissue technically challenging for tissue biopsy

Objectives

- Concordance:
  - Tissue biopsy (gold standard) vs. urine BRAF cfDNA
  - Urine vs. plasma BRAF cfDNA
- Longitudinal:
  - Urine cfDNA BRAF status during treatment regimen

Study Design

- Urine and Plasma from patients
- Blinded study: tissue biopsies (CLIA) correlated after ctDNA results



Histiocytic Patients N=30
Urine cfDNA *BRAF* V600E
V600E Positive
V600E Negative
Evaluate Tissue Biopsy *BRAF* V600E Concordance
Evaluate Plasma *BRAF* V600E Concordance
Evaluate Tissue Biopsy *BRAF* WT Concordance
Evaluate Plasma *BRAF* WT Concordance

Memorial Sloan-Kettering Cancer Center

THE UNIVERSITY OF TEXAS MDAnderson ~~Cancer~~ Center Making Cancer History®

[1]*Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71*

Copyright©2015 Trovagene, Inc. | Confidential
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ctDNA Improves Genotyping Over Tissue Biopsies in Histiocytic Patients[1]

Tissue BRAFV600E genotype


Indeterminate Genotype
n=9
n=15
BRAFV600E Mutant
BRAF Wildtype
n=6

Urinary ctDNA BRAFV600E genotype


BRAF Wildtype
n=14
n=16
BRAFV600E Mutant

Urinary ctDNA
N=30


Trovagene Assay Results
1000
100
10
1
0.1
0.01
0.001
p=0.005
Initial Tissue Results
On BRAF inhibitor
Wildtype
Mutant
Unknown

Plasma ctDNA
N=19


Trovagene Assay Results
1000
100
10
1
0.1
0.01
0.001
p=0.02
Initial Tissue Results
On BRAF inhibitor
Wildtype
Mutant
Unknown

[1]*Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71*

100% concordance between tissue, urine and plasma in treatment naive patients

Copyright©2015 Trovagene, Inc. | Confidential

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Correlation between Longitudinal ctDNA and Radiographic Response1 20 BRAFV600E burden in urine correlates w/ radiographic response. BRAFV600E allele burden in urine changes dynamically with therapy. 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71 Copyright©2015 Trovagene, Inc. | Confidential

Dynamic Monitoring Captures Early Progression and Response1 Copyright©2015 Trovagene, Inc. | Confidential 21 One week Successful monitoring tumor dynamics independent of drug class used Patient’s tumor progressed within 1 wk of Anakinra withdrawal Demonstration of need for higher frequency urine-based testing to monitor Patient responded to Vemurafenib, BRAF inhibitor Demonstrates that continually monitoring patient enables optimal therapy over time 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71

Detection and Monitoring Minimal Residual Disease in Surgical Colorectal Cancer Patients with Liver Metastases[1]


20 Stage IV colorectal cancer patients with resectable liver metastases
KRAS mutation in tissue
Matched urine and plasma, archived (3-5 years)
Blinded analysis, seven *KRAS* mutations (G12A/C/D/R/S/V and G13D)
Plasma (20 Patients)
Urine (20 Patients)
Plasma vs. Tissue Biopsy Concordant *KRAS* mutation at baseline 19/20 evaluable
95%
Urine vs. Plasma Concordant *KRAS* mutation at baseline 12/12 matched
100%
Urine vs. Tissue Biopsy Concordant *KRAS* mutation at baseline 11/12 evaluable
92%
Serial monitoring during and post surgery (n=193 plasma and urine samples)

[1]Poole et al, ASCO GI 2015

Copyright©2015 Trovagene, Inc. | Confidential
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High Concordance btw Urine & Plasma ctDNA KRAS in Advanced CRC: Monitoring During & Post Surgery[1]

Curative surgery correlates with un-detectable levels of ctDNA *KRAS* post-surgery



Patient 12
Urine
Plasma
Days Alive > 1967
Surgery
Fold Change KRAS Copies (Urine)
Fold Change KRAS Copies (Plasma)
2.0
1.5
1.0
0.5
0.0
1.2
1.0
0.8
0.6
0.4
0.2
0.0
7/20/2009
7/20/2009
7/21/2009
8/4/2009
10/30/2009
4/8/2010
6/27/2010
4/14/2011
10/18/2011
Collection Date

Palliative surgery correlates with high levels of ctDNA *KRAS* post-surgery



Patient 9
Urine
Plasma
Days Alive = 292
Surgery
Fold Change KRAS Copies (Urine)
Fold Change KRAS Copies (Plasma)
18
16
14
12
10
8
6
4
2
0
250
200
150
100
50
0
2/6/2009
3/28/2009
5/17/2009
7/6/2009
8/25/2009
10/14/2009
12/3/2009
1/22/2010
Collection Date

[1]Poole et al, ASCO GI 2015

Copyright©2015 Trovagene, Inc. | Confidential

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Monitoring Treatment Response in Resectable and Non-Resectable Advanced Pancreatic Cancer Patients by ctDNA KRAS[1]



50 Patients with Resectable Pancreatic Cancer
Surgery, Chemotherapy
Plasma, archived ≤ 6 years
150 Plasma Samples: Pre-operative, Post-Surgery, Serial Collections on Chemotherapy
ctDNA *KRAS* detection at baseline for association with overall survival
ctDNA *KRAS* monitoring for response to chemotherapy
182 Patients with Non-Resectable Pancreatic Cancer
Chemotherapy
Plasma, archived ≤ 6 years
640 Plasma Samples: Baseline, Serial Collections on Chemotherapy
ctDNA KRAS detection at baseline for association with overall survival
ctDNA KRAS monitoring for response to chemotherapy
KRAS
< 6 copies/100K GE
249 days OS (median)
KRAS
6 - 300 copies/100K GE
214 days OS (median)
KRAS
> 300 copies /100K GE
136 days OS (median)
p < 0.0002, HR = 2.06 (95% CI:1.41-3.00)
p < 0.0002, HR = 2.44 (95% CI:1.63-3.67)

[1]Johansen et al, ASCO GI 2015

UNIVERSITY OF COPENHAGEN

Copyright©2015 Trovagene, Inc. | Confidential

24

Monitoring ctBRAF V600E and Treatment Response[1]


17 metastatic cancer patients
Positive urine BRAF V600E
15 evaluable patients for ctDNA *BRAF* V600E ≥4 weeks
Evaluate time to progression
% tumor change per RECIST 1.1
Urine ctDNA *BRAF* decrease
Urine ctDNA *BRAF* increase
Urine BRAF ctDNA correlates to BRAF/MEK targeted therapy (p=0.002)
259 days (median) to progression 95% CI=240-278 days
61 days (median) to progression 95% CI = 59-63 days
p=0.002

[1]Janku et al, AACR 2014



Urine *BRAF* V600E ctDNA monitoring has clinical utility to track therapeutic efficacy of targeted therapy in metastatic cancer patients harboring mutant *BRAF* V600E

Copyright©2015 Trovagene, Inc. | Confidential

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Patient 5: Metastatic Melanoma Patient 36: Metastatic Non-Small Cell Lung Cancer Longitudinal ctDNA BRAF V600E Mutation Status Correlates with Therapy Response1 26 Patient 8: Metastatic Non-Small Cell Lung Cancer Patient 16: Metastatic Colorectal Cancer Urine BRAF V600E ctDNA monitoring has clinical utility to track therapeutic efficacy of targeted therapy in metastatic cancer patients 1Janku et al, AACR 2014 Copyright©2015 Trovagene, Inc. | Confidential

NSCLC Standard of Care 27 Monitoring Emergency of Resistance EGFR T790M Monitoring Tumor Burden EGFR T790M Monitoring Tumor Burden EGFR Exon 19 Deletion EGFR L858R Detection EGFR Exon 19 Deletion EGFR L858R TROVAGENE Copyright©2015 Trovagene, Inc. | Confidential

NSCLC Initial Biopsy: Cost Assumptions[1]



Biopsy without AE
~80% Claims
Cost per Biopsy
$40,000
$30,000
$20,000
$10,000
$0
$8,869
Average Cost
Biopsy with AE
~20% Claims
Cost per Biopsy
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$37,745
Average Cost
Cost per Biopsy
Average Biopsy Cost
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$14,634
Average Cost

While the median cost for a lung cancer biopsy is ~$3,750, a recent review of 5% of the Medicare population found that complications drove average biopsy cost to $14,634.

[1]Medicare claims analysis presented by Lokhandwala at the 2014 Chicago Multidisciplinary Symposium in Thoracic Oncology mtg

Copyright©2015 Trovagene, Inc. | Confidential
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Replacing Tissue Biopsy in Metastatic NSCLC with ctDNA Monitoring ctDNA EGFR for Treatment Response and Early Acquisition of EGFR T790M


300 Metastatic NSCLC Patients at Diagnosis, EGFR Exons19 and 21 Status in Tissue
300 Matched Urine and Plasma Samples
Evaluate EGFR Concordance between Urine and Tissue
Evaluate EGFR Concordance between Plasma and Tissue
100 Metastatic NSCLC Patients, 1st Line anti-EGFR Therapy
600 Urine Samples Serial Collections on Erlotinib
ctDNA Monitoring for Response and Early Acquisition of EGFR T790M
30 Metastatic NSCLC Patients, Exploratory 3rd Generation TKIs
210 Urine Samples Daily Collections Week 1 on 3rd Generation TKIs
EGFR T790M Concordance between Urine and Tissue
ctDNA EGFR T790M Monitoring for Early Response
Urine vs Tissue Concordant EGFR T790M Mutation at Baseline 6/6 Patients
100%
Multi-Institutional Program

Copyright©2015 Trovagene, Inc. | Confidential
29

Current Development Program for Cancer Monitoring Applications Copyright©2015 Trovagene, Inc. | Confidential 30 KRAS Exon 2 BRAF V600E KRAS Exon 2,3,4 NRAS Exon 2,3,4 BRAF V600E PIK3CA H1047R EGFR Exon 20 T790M EGFR Exon 19 Del EGFR Exon 21 L858R ALK Rearrangements NRAS Exon 2

Ongoing Clinical Utility Studies

	Cancer Type/Institution	Biomarker	Clinical Utility Examined	# Patients Expected
Detection of Mutation	Pancreatic/MDACC	*KRAS*	Minimal residual disease detection post surgery	90
	Brain/UCSD	*BRAF*	Detect ctDNA in brain cancer patients	5
	Lung/MSKCC	*EGFR*	Detection and monitoring of EGFR mutations	200
	Lung/UCSD	*EGFR*	ctDNA assessment as a biomarker	500
Monitoring Tumor Load	All Comers/MDACC	*BRAF/KRAS*	Faster assessment of therapeutic efficacy	185
	Pancreatic/USOR-SH-UCSF	*KRAS*	Monitor disease burden by ctDNA vs. CA19-9	45
	Melanoma/DFCI	*BRAF*	ctDNA avoids immunotherapy "pseudo-progression"	40
	Lung/Pharma	*EGFR T790M*	Predict initial/clinical response of new therapeutic	375
	Colorectal/GRI	*KRAS*	Correlate ctDNA to Tx response/PD/recurrence	54
	Pancreatic/Univ. Copenhagen	*KRAS*	Correlate ctDNA to Tx response/PD/recurrence	1000
	Lung/Catholic Health Initiatives	*EGFR*	Non-responders to EGFR activating mutations to Tx	30
	Lung/City of Hope	*EGFR*	Longitudinal cfDNA EGFR mutational analysis	75
Emergence of Resistant Mutations	Colorectal/USC	*KRAS*	Emergence of mutant KRAS on anti-EGFR Tx	60
	CRC and others/ONG-INB	*KRAS/BRAF*	Monitor tumor dynamics and acquired resistance	40
	Lung/MSKCC	*EGFR T790M*	T790M detection prior to radiological progression	25

Copyright©2015 Trovagene, Inc. | Confidential

31

Ongoing Clinical Studies Continue to Drive Publications

Q4 2014

11/2014 — **EORTC-NCI-AACR**
Abstract(s)

10/2014 — **HISTIOCYTIC SOC.**
Abstract
ECD/LCH BRAF
MSKCC/MDACC

Q1 2015

1/2015 — **ASCO GI**
2 abstracts accepted

2/2015 — **EUROGIN**
Oral presentation

Submit manuscript
HR-HPV Method

Submit manuscript
Longitudinal KRAS
Pancreatic

Submit manuscript
Longitudinal KRAS
Colorectal

Submit manuscript
HR-HPV Predictor4

Q2

4/2015 — **AACR**
3 abstracts submitted

5/2015 — **ASCO**
Submit abstracts
Melanoma, lung, pancreatic
colorectal cancers

4/2015 — **European Lung Cancer Conference**
Oral presentation

Submit manuscript
Detection and monitoring
EGFR T790M
Lung

Submit manuscript
Longitudinal and pharmacodynamic
BRAF and KRAS multiple cancers
MD Anderson

Q3

8/2015 — **NEXTGEN DX SUMMIT**
Submit abstract
Technology

9/2015 — **ESMO**
Submit abstracts

9/2015 — **IPV Conference**
Submit Abstracts

9/2015 — **16th World Conference on Lung Cancer**
Submit abstracts

Submit manuscript
KRAS/BRAF colorectal
Technology comparison study

Q4

3/2015 — **EORTC-NCI-AACR**
Submit abstracts

10/2015 — **HISTIOCYTIC SOC.**
Submit abstracts

10/2015 — **Chicago Multidisciplinary Symposium in Thoracic Oncology**
Submit abstracts

Q4 | Q1 | Q2 | Q3 | Q4
2014 | 2015

Copyright©2015 Trovagene, Inc. | Confidential
32

Market Development Activities for Commercialization Program Copyright©2015 Trovagene, Inc. | Confidential 33 Market Development (2013-2014) Full Commercialization (2015) Target KOLs/ Early adopters Develop IIS (Investigator Initiated Study) Program Accelerate Adoption within Integrated Healthcare Delivery Networks (IDNs) Branding, Market Awareness and Education Relationships w/ 30+ top cancer centers 17 National Comprehensive Cancer Network (NCCN) Centers 100+ oncologists engaged in outreach Signed partnership w/ 2 major IDNs CHI (Catholic Health Initiative) 105 hospitals Lurie Cancer Center of Northwestern Univ.

Key Components for Full Commercialization in 2015 Copyright©2015 Trovagene, Inc. | Confidential 34 Full Commercialization (2015) Drive Adoption of Expanded Menu Conversion of Research Collaborators to Clinical Adopters Expand New Market Segments New Market for Genomic Monitoring Direct sales team 6 sales reps in Phase 1 Headcount ramp to be initiated in Q1 2015 Direct coverage of top target sites Major academic cancer centers Entire ECD/LCH treating physician base IDNs where TROV has relationships Geographic focus on key oncology markets

Reimbursement Value Based on Clinical Utilities of ctDNA Copyright©2015 Trovagene, Inc. | Confidential 35 Detection of Mutation Monitoring Tumor Size When tissue biopsy is unavailable Tumor load Emergence of resistant mutations Drug holidays Tier 1 MDx Codes Concordance with SOC Established codes Price/assay Repeat Testing: Novel Utility Not Otherwise Classified Codes (NOC) Unique CPT Codes Once Clinical Data Established, Reimbursement: Supplement tissue biopsy to get systemic overview of the entire heterogeneity of cancer

Trovagene Urine-based High Risk HPV Assay

Cervical Cancer

265K
Deaths in 2012

HPV Testing Market Globally

$6B
Market in 2013

$9B
Market in 2020

- Screening is a viable solution:
  75% reduction in incidence in US from 1940 to 1980 w/ National Screening Program
- Screening not available globally:
  - Cost, Technical expertise, Healthcare infrastructure, Quality Control, Cultural
- High-risk HPVs cause virtually all cervical cancers

Urine-based High Risk HPV Assay established in Trovagene's CLIA lab since 2013

New Clinical Evidence

NCI:
Comparative Urine Study
J Clin Virol. 2014 Aug;60(4):414-7

UNC:
Urine collection methodology for detecting HPV associated with CIN2+/CIN3

Queen Mary, UL:
High sensitivity of test for detecting HPV associated with CIN2+, CIN3 (malignancy)

Source: Transparency Market Research

Copyright©2015 Trovagene, Inc. | Confidential
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Developing Trovagene’s HPV Franchise Internal Development Clinical studies in general screening population Strand Life Sciences (3,000 patients, enrollment underway) Planning stages for pivotal studies Obtain regulatory compliance Copyright©2015 Trovagene, Inc. | Confidential 37 Partnering Opportunities Strategic partners to commercialize the test globally CE Mark FDA

Catalysts & Milestones to Drive Valuation Copyright©2015 Trovagene, Inc. | Confidential 38 Demonstrate clinical utility Expand mutation coverage on PCM platform Initiate new collaborations to establish clinical utility Establish strategic partnerships to grow market reach Drive early adoption in top cancer centers and integrated healthcare networks 20+ abstracts and manuscripts in 2015 8 New Menu Assays 10+ clinical studies in 2015 Top academic centers Geographic expansion Kit manufacturing Pharma collaboration HPV collaboration Commercial presence in 20 cancer centers with repeat revenue

For further information Please contact: Stephen Zaniboni, CFO szaniboni@trovagene.com Antonius Schuh, CEO aschuh@trovagene.com